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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                    ____________________________

                              FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 9, 1994



                         UNION CAMP CORPORATION
       (Exact Name of Registrant as Specified in Charter)


VIRGINIA                   1-4001            13-5652423
(State or Other          (File Number)       (I.R.S. Employer
Jurisdiction of                              Identification No.)
incorporation)


1600 VALLEY ROAD, WAYNE, NEW JERSEY                 07470
(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code (201) 628-2000


    N/A
(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On August 9, 1994 Union Camp Corporation issued a press release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

EXHIBITS

Exhibit 99     Press Release, dated August 9, 1994 of Union Camp
               Corporation.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   UNION CAMP CORPORATION




                                   By: /s/ Dirk R. Soutendijk
Date: August 17, 1994                 Name:   Dirk R. Soutendijk
                                      Title: Vice President,
                                             General Counsel and
                                             Secretary



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                        INDEX TO EXHIBITS


                                                       SEQUENTIALLY
EXHIBIT                                                  NUMBERED
NUMBER                                                     PAGE

Exhibit 99     Press Release, dated August 9, 1994          4
               of Union Camp Corporation


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